Exhibit 99.1

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman (626) 302-7982

Investor relations contact
Scott Cunningham (626) 302-2540

Edison International Reports Third Quarter 2012 Results

ROSEMEAD, Calif., November 1, 2012 – Edison International (NYSE: EIX) today reported third quarter 2012 basic earnings of $0.58 per share, compared to basic earnings of $1.31 per share in the same quarter last year. Third quarter 2012 core earnings were $0.72 per share, compared to core earnings of $1.26 per share in the third quarter of 2011.

The decrease in earnings was primarily related to losses at Edison Mission Group (EMG) and to a delay in the California Public Utilities Commission (CPUC) final decision on Southern California Edison’s (SCE) 2012 General Rate Case. SCE incurred higher costs in the quarter to support its ongoing infrastructure investment programs, while the increased revenues to support these investment programs are pending the rate case decision from California regulators.

“SCE’s third quarter results reflect the delay in receiving a final rate case decision from California regulators, as well as severance and continued inspection and repair costs related to the San Onofre Nuclear Generating Station,” said Ted Craver, chairman and chief executive officer of Edison International. “A final rate case decision is an important part of moving forward with SCE’s capital program to invest in California’s electric infrastructure and provide safe, reliable, and affordable power.”

Third Quarter Earnings Detail

SCE’s third quarter 2012 basic and core earnings were $1.11 per share compared to $1.25 per share in the third quarter of 2011. The core earnings decrease was primarily due to a delay in the 2012 General Rate Case decision as higher depreciation and interest expenses are not being recovered in currently authorized revenue, and to higher costs at San Onofre Nuclear Generating Station. These include $(0.09) per share of incremental steam generator inspection and repair costs and $(0.06) per share in severance costs, which are both included in core earnings. These costs were partially offset by other operating and maintenance cost reductions. The General Rate Case revenue requirement ultimately adopted by the CPUC will be retroactive to January 1, 2012.

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Edison International Reports Third Quarter 2012 Financial Results

EMG’s third quarter 2012 basic losses were $(0.42) per share compared to earnings of $0.10 per share in the third quarter of 2011. Core losses were $(0.28) per share compared to earnings of $0.05 per share in the same quarter last year. Third quarter losses increased primarily due to lower average realized energy and capacity prices, reduced generation, and higher fuel prices partially offset by lower planned maintenance costs and depreciation at Midwest Generation, decreased earnings from natural gas-fired projects, and lower income tax benefits. Non-core items for both quarters included the results for Homer City, which were classified as discontinued operations beginning in the third quarter of 2012. Homer City losses from discontinued operations during the third quarter of 2012 were $(0.24) per share, including an impairment charge of $(0.21) per share, compared to earnings of $0.05 per share in the prior-year period. Non-core items also included a gain of $0.09 per share on the sale of an Edison Capital lease interest in a power plant.

Edison International parent company and other reported a third quarter 2012 basic and core losses of $(0.11) per share compared to $(0.04) per share in the same period last year. Losses increased primarily due to higher consolidated state income taxes of $(0.09) per share.

Year-to-Date Earnings Summary

Edison International reported basic earnings of $1.09 per share for the nine-month period ending September 30, 2012, compared to $2.46 per share for the same period last year. Core earnings for the first nine months of 2012 were $1.40 per share compared to $2.47 per share in the same period last year.

Year-to-Date Earnings Detail

SCE’s year-to-date 2012 basic and core earnings were $2.26 per share compared to $2.57 per share for the same period last year. The core earnings decrease was primarily due to the delay in the 2012 General Rate Case decision and the higher costs at the San Onofre Nuclear Generating Station. The higher costs include $(0.17) per share of incremental steam generator inspection and repair costs and the $(0.06) per share in severance costs. These costs were partially offset by other operation and maintenance cost reductions. The General Rate Case revenue requirement ultimately adopted by the CPUC will be retroactive to January 1, 2012.

EMG’s year-to-date 2012 basic losses were $(1.02) per share compared to basic losses of $(0.05) per share in the prior-year period. Core losses were $(0.71) per share compared to core losses of $(0.04) per share in the same period last year. Year-to-date core losses increased primarily due to lower average realized energy and capacity prices, reduced generation, and higher fuel prices partially offset by lower planned maintenance costs and depreciation at Midwest Generation, decreased earnings from natural gas-fired projects, and higher income taxes. Non-core items for both periods included the results for Homer City, which were classified as discontinued operations beginning in the third quarter of 2012. Year-to-date losses from discontinued operations were $(0.40) per share, including the third quarter impairment charge of $(0.21) per share. Non-core items for this period also included the $0.09 per share gain on the sale of an Edison Capital lease interest in a power plant.

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Edison International Reports Third Quarter 2012 Financial Results

Edison International parent company and other basic and core losses in the first nine months of 2012 were $(0.15) per share compared to basic and core losses of $(0.06) per share in the first nine months of 2011. Losses increased primarily due higher consolidated state income taxes of $(0.09) per share.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports Third Quarter 2012 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and core EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as GAAP earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2011 Form 10-K, and most recent Form 10-Q and other reports filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Thursday, November 1, 2012, 2:00 p.m. (Pacific Daylight Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-294-5087 (US) and 1-402-220-9780 (Int’l) - Passcode: 468529
Telephone replay available through November 9, 2012
Webcast:        www.edisoninvestor.com

Edison International Reports Third Quarter 2012 Financial Results

Summary Financial Schedules

Third Quarter Basic Earnings (Loss) Per Share

	Quarter Ended September 30,
Earnings (Loss) Per Common Share
Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$1.11	$1.25	$(0.14)
EMG	(0.19)	0.05	(0.24)
EIX parent company and other	(0.11)	(0.04)	(0.07)
EIX earnings (loss) from continuing operations	0.81	1.26	(0.45)
EIX earnings(loss) from discontinued operations	(0.23)	0.05	(0.28)
EIX basic earnings (loss)[1]	$0.58	$1.31	$(0.73)
EIX diluted earnings (loss)	$0.58	$1.30	$(0.72)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Third Quarter Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Quarter Ended September 30,
Earnings (Loss) Per Common Share
Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$1.11	$1.25	$(0.14)
EMG	(0.28)	0.05	(0.33)
EIX parent company and other	(0.11)	(0.04)	(0.07)
EIX core earnings (loss)	0.72	1.26	(0.54)
Non-core items
EMG – Sale of Beaver Valley lease interest	0.09	--	0.09
Earnings (loss) from discontinued operations
EMG – Homer City[2]	(0.24)	0.05	(0.29)
EMG – Other	0.01	--	0.01
Total non-core items	(0.14)	0.05	(0.19)
EIX basic earnings (loss)	$0.58	$1.31	$(0.73)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

2
Beginning in the third quarter of 2012, Homer City met the definition of a discontinued operation and was classified separately in EME's consolidated statement of operations. Results included an impairment charge of $(0.21) per share.

Edison International Reports Third Quarter 2012 Financial Results

Third Quarter Basic Earnings (Loss)

	Quarter Ended September 30,
Earnings (Loss) (in millions)
Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$363	$406	$(43)
EMG	(61)	18	(79)
EIX parent company and other	(36)	(13)	(23)
EIX earnings (loss) from continuing operations	266	411	(145)
EIX earnings(loss) from discontinued operations	(76)	15	(91)
EIX basic earnings (loss)	$190	$426	$(236)

Third Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended September 30,
Earnings (Loss) (in millions)
Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$363	$406	$(43)
EMG	(92)	18	(110)
EIX parent company and other	(36)	(13)	(23)
EIX core earnings (loss)	235	411	(176)
Non-core items
EMG – Sale of Beaver Valley lease interest	31	--	31
Earnings (loss) from discontinued operations
EMG – Homer City[2]	(79)	15	(94)
EMG – Other	3	--	3
Total non-core items	(45)	15	(60)
EIX basic earnings (loss)	$190	$426	$(236)

1	See Use of Non-GAAP Financial Measures on page 4.

2
Beginning in the third quarter of 2012, Homer City met the definition of a discontinued operation and was classified separately in EME's consolidated statement of operations. Results included an after tax impairment charge of $68 million.

Edison International Reports Third Quarter 2012 Financial Results

Year-to-Date Basic Earnings (Loss) Per Share

	Year-to-Date September 30,
Earnings (Loss) Per Common Share
Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$2.26	$2.57	$(0.31)
EMG	(0.62)	(0.04)	(0.58)
EIX parent company and other	(0.15)	(0.06)	(0.09)
EIX earnings (loss) from continuing operations	1.49	2.47	(0.98)
EIX earnings(loss) from discontinued operations	(0.40)	(0.01)	(0.39)
EIX basic earnings (loss)[1]	$1.09	$2.46	$(1.37)
EIX diluted earnings (loss)	$1.09	$2.45	$(1.36)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both periods.

Year-to-Date Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Year-to-Date September 30,
Earnings (Loss) Per Common Share
Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$2.26	$2.57	$(0.31)
EMG	(0.71)	(0.04)	(0.67)
EIX parent company and other	(0.15)	(0.06)	(0.09)
EIX core earnings (loss)	1.40	2.47	(1.07)
Non-core items
EMG – Sale of Beaver Valley interest	0.09	--	0.09
Earnings (loss) from discontinued operations
EMG – Homer City[2]	(0.40)	--	(0.40)
EMG – Other	--	(0.01)	0.01
Total non-core items	(0.31)	(0.01)	(0.3)
EIX basic earnings (loss)	$1.09	$2.46	$(1.37)

1	See Use of Non-GAAP Financial Measures on page 4.

2
Beginning in the third quarter of 2012, Homer City met the definition of a discontinued operation and was classified separately in EME's consolidated statement of operations. Results included an impairment charge of $(0.21) per share from quarter ended September 30, 2012.

Edison International Reports Third Quarter 2012 Financial Results

Year-to-Date Basic Earnings (Loss)

	Year-to-Date September 30,
Earnings (Loss) (in millions)
Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$736	$838	$(102)
EMG	(202)	(14)	(188)
EIX parent company and other	(48)	(19)	(29)
EIX earnings (loss) from continuing operations	486	805	(319)
EIX earnings(loss) from discontinued operations	(129)	(3)	(126)
EIX basic earnings (loss)[1]	$357	$802	$(445)

Year-to-Date Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Year-to-Date September 30,
Earnings (Loss) (in millions)
Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$736	$838	$(102)
EMG	(233)	(14)	(219)
EIX parent company and other	(48)	(19)	(29)
EIX core earnings (loss)	455	805	(350)
Non-core items
EMG – Sale of Beaver Valley interest	31	--	31
Earnings (loss) from discontinued operations
EMG – Homer City[2]	(131)	--	(131)
EMG – Other	2	(3)	5
Total non-core items	(98)	(3)	(95)
EIX basic earnings (loss)	$357	$802	$(445)

1	See Use of Non-GAAP Financial Measures on page 4.

2
Beginning in the third quarter of 2012, Homer City met the definition of a discontinued operation and was classified separately in EME's consolidated statement of operations. Results included an after tax impairment charge of $68 million from quarter ended September 30, 2012.

Edison International Reports Third Quarter 2012 Financial Results

Consolidated Statements of Income			Edison International

	Three months ended September 30,		Nine months ended September 30,
(in millions, except per-share amounts, unaudited)	2012	2011	2012	2011
Electric utility	$3,730	$3,385	$8,791	$8,060
Competitive power generation	340	437	1,009	1,277
Total operating revenue	4,070	3,822	9,800	9,337
Fuel	270	272	678	671
Purchased power	1,612	1,264	3,049	2,422
Operation and maintenance	1,152	1,071	3,450	3,325
Depreciation, decommissioning and amortization	465	430	1,389	1,272
(Gain) loss on sale of assets and other	(65)	—	(60)	8
Total operating expenses	3,434	3,037	8,506	7,698
Operating income	636	785	1,294	1,639
Interest and dividend income	3	4	19	38
Equity in income from unconsolidated affiliates, net	25	56	42	68
Other income	37	27	105	110
Interest expense	(214)	(203)	(643)	(600)
Other expenses	(10)	(11)	(36)	(37)
Income from continuing operations before income taxes	477	658	781	1,218
Income tax expense	181	232	217	370
Income from continuing operations	296	426	564	848
Income (loss) from discontinued operations, net of tax	(76)	15	(129)	(3)
Net income	220	441	435	845
Dividends on preferred and preference stock of utility	25	15	66	44
Other noncontrolling interests	5	—	12	(1)
Net income attributable to Edison International common shareholders	$190	$426	$357	$802
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$266	$411	$486	$805
Income (loss) from discontinued operations, net of tax	(76)	15	(129)	(3)
Net income attributable to Edison International common shareholders	$190	$426	$357	$802
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$0.81	$1.26	$1.49	$2.47
Discontinued operations	(0.23)	0.05	(0.40)	(0.01)
Total	$0.58	$1.31	$1.09	$2.46
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	329	328	329
Continuing operations	$0.81	$1.25	$1.48	$2.46
Discontinued operations	(0.23)	0.05	(0.39)	(0.01)
Total	$0.58	$1.30	$1.09	$2.45
Dividends declared per common share	$0.325	$0.320	$0.975	$0.960

Edison International Reports Third Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	September 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$1,080	$1,390
Receivables, less allowances of $75 for uncollectible accounts at both dates	1,167	908
Accrued unbilled revenue	787	519
Inventory	508	519
Prepaid taxes	36	88
Derivative assets	76	106
Restricted cash and cash equivalents	116	103
Margin and collateral deposits	88	58
Regulatory assets	250	494
Deferred income taxes	231	—
Other current assets	94	92
Assets of discontinued operations	61	207
Total current assets	4,494	4,484
Nuclear decommissioning trusts	3,997	3,592
Investments in unconsolidated affiliates	544	525
Other investments	189	211
Total investments	4,730	4,328
Utility property, plant and equipment, less accumulated depreciation of $7,378 and $6,894 at respective dates	29,314	27,569
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $1,616 and $1,408 at respective dates	4,544	4,547
Total property, plant and equipment	33,858	32,116
Derivative assets	117	131
Restricted deposits	89	25
Rent payments in excess of levelized rent expense under plant operating leases	855	760
Regulatory assets	5,677	5,466
Other long-term assets	725	684
Total long-term assets	7,463	7,066
Assets of discontinued operations	—	45

Total assets	$50,545	$48,039

Edison International Reports Third Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	September 30, 2012	December 31, 2011
LIABILITIES AND EQUITY
Short-term debt	$429	$429
Current portion of long-term debt	565	57
Accounts payable	1,257	1,397
Accrued taxes	105	52
Accrued interest	207	205
Customer deposits	193	199
Derivative liabilities	109	268
Regulatory liabilities	493	670
Deferred income taxes	—	91
Other current liabilities	855	953
Liabilities of discontinued operations	61	27
Total current liabilities	4,274	4,348
Long-term debt	13,708	13,689
Deferred income taxes	5,745	5,396
Deferred investment tax credits	108	89
Customer advances	149	138
Derivative liabilities	717	547
Pensions and benefits	2,884	2,912
Asset retirement obligations	2,804	2,680
Regulatory liabilities	5,249	4,670
Other deferred credits and other long-term liabilities	2,887	2,475
Total deferred credits and other liabilities	20,543	18,907
Liabilities of discontinued operations	—	9
Total liabilities	38,525	36,953
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,385	2,360
Accumulated other comprehensive loss	(168)	(139)
Retained earnings	7,806	7,834
Total Edison International's common shareholders' equity	10,023	10,055
Preferred and preference stock of utility	1,759	1,029
Other noncontrolling interests	238	2
Total noncontrolling interests	1,997	1,031
Total equity	12,020	11,086
Total liabilities and equity	$50,545	$48,039

Edison International Reports Third Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Nine months ended September 30,
(in millions, unaudited)	2012	2011
Cash flows from operating activities:
Net income	$435	$845
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	1,389	1,272
Regulatory impacts of net nuclear decommissioning trust earnings	147	131
Other amortization	73	112
Gain on sale of assets and other	(60)	6
Stock-based compensation	28	22
Equity in income from unconsolidated affiliates	(42)	(68)
Distributions from unconsolidated affiliates	15	52
Deferred income taxes and investment tax credits	(20)	373
Income from leveraged leases	(4)	(4)
Proceeds from U.S. treasury grants	73	310
Changes in operating assets and liabilities:
Receivables	(293)	(205)
Inventory	11	(25)
Margin and collateral deposits, net of collateral received	(31)	6
Prepaid taxes	52	318
Other current assets	(264)	(321)
Rent payments in excess of levelized rent expense	(95)	(96)
Accounts payable	347	178
Accrued taxes	61	76
Other current liabilities	(87)	(189)
Derivative assets and liabilities, net	(8)	137
Regulatory assets and liabilities, net	210	(73)
Other assets	(30)	(20)
Other liabilities	256	1
Operating cash flows from continuing operations	2,163	2,838
Operating cash flows from discontinued operations, net	(5)	(14)
Net cash provided by operating activities	2,158	2,824
Cash flows from financing activities:
Long-term debt issued	549	686
Long-term debt issuance costs	(12)	(24)
Long-term debt repaid	(36)	(97)
Bonds purchased	—	(86)
Preference stock issued, net	804	123
Preference stock redeemed	(75)	—
Short-term debt financing, net	(10)	573
Settlements of stock-based compensation, net	(45)	(14)
Cash contributions from noncontrolling interests	238	—
Dividends and distributions to noncontrolling interests	(75)	(43)
Dividends paid	(318)	(313)
Net cash provided by financing activities from continuing operations	$1,020	$805

Edison International Reports Third Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Nine months ended September 30,
(in millions, unaudited)	2012	2011
Cash flows from investing activities:
Capital expenditures	$(3,371)	$(3,481)
Purchase of interest in acquired companies	—	(3)
Proceeds from sale of nuclear decommissioning trust investments	1,525	2,108
Purchases of nuclear decommissioning trust investments and other	(1,689)	(2,254)
Proceeds from sale of interest in project, net	107	—
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	7	6
Restricted deposits and restricted cash and cash equivalents	(75)	4
Customer advances for construction and other investments	3	(4)
Investing cash flows from continuing operations	(3,493)	(3,624)
Investing cash flows from discontinued operations, net	(19)	(10)
Net cash used by investing activities	(3,512)	(3,634)
Net (decrease) increase in cash and cash equivalents from continuing operations	(310)	19
Cash and cash equivalents at beginning of period from continuing operations	1,390	1,261
Cash and cash equivalents at end of period from continuing operations	$1,080	$1,280

Net decrease in cash and cash equivalents from discontinued operations	$(24)	$(24)
Cash and cash equivalents at beginning of period from discontinued operations	79	128
Cash and cash equivalents at end of period from discontinued operations	$55	$104